Exhibit 99.1

 Gabelli Funds 47th Annual Auto Symposium  October 31, 2023  STRT (NASDAQ)

  Disclosure for Presentation on October 31, 2023   This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include expected future financial results, product offerings, global expansion, liquidity needs, financing ability, planned capital expenditures, management’s or the Company’s expectations and beliefs, and similar matters. The Company’s business, operations and financial performance are subject to certain risks and uncertainties, which could result in material differences in actual results from the Company’s current expectations. These risks and uncertainties include, but are not limited to, general economic conditions, in particular, relating to the automotive industry, customer demand for the Company’s and its customer’s products, competitive and technological developments, customer purchasing actions, foreign currency fluctuations and costs of operations. Such risks and uncertainties are discussed further in the Company’s filings with the Securities and Exchange Commission.   This presentation includes selected information regarding the Company’s business, operations and financial performance and is qualified in its entirety by the more complete information contained in the Company’s filings with the Securities and Exchange Commission and other public disclosures.   All information in this presentation is as of October 31, 2023 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information. The company undertakes no obligation to update any information in this presentation to reflect subsequent events or circumstances.     2

 Frank J. Krejci  (CRAY’ CHEE)  President & CEO  Dennis Bowe   (virtual)  CFO  and  3

 About STRATTEC  Headquarters – Milwaukee, Wisconsin  Established 1908  Formerly part of Briggs & Stratton Corporation  Spun off in 1995 as public company – STRT (NASDAQ)  51% owner of Joint Venture with ADAC Automotive making door handles  Shareholder in VAST Automotive Group until June 30, 2023  Briggs & Stratton  “Flyer”  https://www.vintag.es/2020/09/smith-flyer.html

 About STRATTEC  Sales: $500 million  Employees: 3,300  Owned Facilities: Wisconsin, Michigan, 4 in Mexico (total of 892k sq. ft.)   Leased Facility: Texas (115k sq. ft.)  Consolidated Book Value of attributable to STRATTEC is $189m/$16m cash  All consolidated debt of $13m held by Joint Venture  2023 share price range $16.06 to $31.04 (market cap of $65m to $126m)  Book Value: $47 / share  5

 Facilities  Milwaukee, WI   STRATTEC Headquarters  Manufacturing  Engineering  Testing  Auburn Hills, MI   STRATTEC Power Access HQ   STRATTEC Sales Office  Engineering  Program Management  El Paso, TX (Distribution)  SMO II  STRATTEC Mexico Operations - Juarez, Mexico  Engineering  Assembly  Testing  SMO I   ADAC STRATTEC de Mexico  Injection Molding  Door Handle Mfg and Painting  6

 Key Performance Topics  RECENT TRANSACTIONS  Sold VAST equity (China, India and Brazil)  Acquired 20% STRATTEC Power Access  Significant cash infusion to eliminate STRATTEC debt  Greater focus on Strattec priorities  MEXICAN COSTS  Peso exchange rate deteriorated from 20.25 to 17.11 in FY23  January 2023 government mandated 20% minimum wage increase   7  PRICE INCREASES  Concluded $8 million in retro pricing plus forward pricing

 UAW STRIKE  Less than 10% reduced shipments to date  8  STRATEGIC VISION  Fresh thinking from 2 new Directors added to the Board of Directors  Cash generation  Improved return to shareholders  Key Performance Topics

 Sales by Customers and Products  NOTE: Tier 1’s sell products primarily to General Motors, Ford and Stellantis  9

 STRATTEC Products  NOTABLE INNOVATION AWARDS – last 5 years  2 PACE AWARDS from Automotive News – approximately a dozen awarded annually  General Motors Innovation Award – 1 of 4 awarded from 3,000 suppliers   CORE PRODUCTS:  Security Products – OEM & Aftermarket  Fobs, Keys/Locks, Start Systems, Steering Column Lock Systems  Power Access Products  Power Tailgate, Lower Sliding Doors, Power Liftgate  Latches  Door Handles   NEW PRODUCTS:  Switches  Phone as a Key (PAAK)  Electronic Assemblies   10

 Core Products – Security Products  11  Electronic Key Fobs & Locksets  Column mounted  Dash mounted  Integrated electronics  Sensors   Solenoids  Ignition Switches  RFID Transceivers  Illuminated Bezels  Electronic Vehicle Start Systems  Electronic and Mechanical Column Locks  RKE and LF Passive Key Fobs   Immobilizer Keys  Ignition Locks  Door Locks   Decklid Locks

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 13  E-Shifter PRND  Steering Wheel Switches  Transmission Paddle Shifter  ECU  E-Shifter, Steering Wheel Switches, Paddle Switches, ECU

 5 Year Adjusted EPS Summary  * Adjusted for Non-Cash Pension Settlement and compensation charges. See Appendix for reconciliation of non-GAAP performance measure to GAAP performance measure.  ** Net Loss due to COVID-19 and non-cash compensation charge reduced EPS by $0.99.

 Financial Results (000s)  15     QUARTER  QUARTER  FISCAL YEAR     SEPT 2023  SEPT 2022  JUNE 2023              SALES  $135,406     $120,360     $492,946     GROSS PROFIT  18,720     12,496     42,152     SG&A EXPENSE   12,614     12,700     48,241     OPERATING PROFIT  6,106     (204)     (6,089)     OTHER INCOME  (264)     105     (1,579)     TAX EXPENSE  1,387     36     1,281*     CONSOLIDATED NI  4,455     (63)     (8,949)     NON-CONTROLLING  290     (188)     (2,279)     NET INCOME  4,165     125     (6,670)     EPS  $1.05     $0.03     ($1.70)           *includes $2.2m China non-resident capital gain tax on sale of VAST equity at approx. book value

 Strategic Priorities  Continued reactions to UAW strike  Growth focus on Power Access / Motion Control  Internal Focus on product line expansion  Search for complimentary acquisitions to diversify in other industries   Growth in Electric Vehicles + Current Products Applicable  Post- VAST global support  Generation of cash  Return on asset strategies  Reduction of Inventory Build-up  Improved return to shareholders  16

 Balance Sheet  17  October 1, 2023  July 2, 2023  ASSETS  Current Assets:  Cash and Cash Equivalents   $ 15,665    $ 20,571   Receivables, net   87,470    89,811   Inventories, net   81,367    77,597   Other Current Assets   43,349    37,803   Total Current Assets   227,851    225,782   Other Long-term Assets   20,452    20,702   Property, Plant and Equipment, net   92,316    94,446    $ 340,619    $ 340,930   LIABILITIES AND SHAREHOLDERS' EQUITY  Current Liabilities:  Accounts Payable   $ 50,297    $ 57,927   Borrowings Under Credit Facility - Current   13,000    -   Other   54,097    51,059   Total Current Liabilities   117,394    108,986   Accrued Pension and Postretirement Obligations   2,392    2,363   Borrowings Under Credit Facility - Long-Term   -    13,000   Other Long-term Liabilities   5,532    5,557   Shareholders' Equity   339,261    334,683   Accumulated Other Comprehensive Loss   (14,527)   (14,194)  Less: Treasury Stock   (135,514)   (135,526)  Total STRATTEC SECURITY  CORPORATION Shareholders' Equity   189,220    184,963   Non-Controlling Interest   26,081    26,061   Total Shareholders' Equity   215,301    211,024    $ 340,619    $ 340,930

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